UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):
February 8, 2023
Live Nation Entertainment, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32601	20-3247759
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

9348 Civic Center Drive
Beverly Hills, California	90210
(Address of principal executive offices)	(Zip Code)

(310) 867-7000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $.01 Par Value Per Share	LYV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 1.01    Entry into a Material Definitive Agreement.

On February 8, 2023, Live Nation Entertainment, Inc. (the “Company”) entered into Amendment No. 10 (the “Amendment”) to its Credit Agreement, dated as of May 6, 2010, among the Company, the guarantors party thereto, JPMorgan Chase Bank, N.A., as administrative agent and as collateral agent, JPMorgan Chase Bank, NA., Toronto Branch, as Canadian agent, J.P. Morgan Europe Limited, as London agent, and the lenders party thereto (as amended, restated, supplemented or modified prior to Amendment No. 10, the “Credit Agreement” and as amended by Amendment No. 10, the “Amended Credit Agreement”), as described in more detail below.

The Amendment provides for, among other things: (i) replacement of the benchmark reference rate of the Eurodollar Rate (as defined in the Credit Agreement) (x) with the Term SOFR Rate for borrowings denominated in Dollars and (y) for each Alternative Currency (as defined in the Amended Credit Agreement), a corresponding reference rate, as set forth in the Amended Credit Agreement, (ii) deletion of the provisions regarding Canadian bankers’ acceptances, and (iii) the addition of the Company’s ability to draw letters of credit in Canadian Dollars.

The Amended Credit Agreement continues to contain customary affirmative and negative covenants, including limitations on liens, investments, indebtedness, mergers, asset sales, and restricted payments.

The above description of the Amendment is a summary and is not complete. A copy of the Amendment will be filed as an exhibit to our Quarterly Report on Form 10-Q for the quarter ending March 31, 2023, and the above summary is qualified by reference to the terms of the confirmations set forth in such exhibit.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 “Entry into a Material Definitive Agreement” is incorporated into this Item 2.03 by reference.

Item 9.01    Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Exhibit Title
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Live Nation Entertainment, Inc.

By:	/s/ Brian Capo
Brian Capo
Senior Vice President and Chief Accounting Officer
February 10, 2023